UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 12, 2011

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangment of Certain Officers

On May 13, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Cypress Semiconductor Corporation (the “Company”), Mr. Wilbert van den Hoek was elected to the Company’s Board of Directors (the “Board”). The Board has appointed him to serve on the Nominating and Corporate Governance Committee, and the Operations Committee.

Mr. van den Hoek retired from Novellus Systems, Inc. in 2008, where he was president and chief executive officer of Novellus Development Company, LLC from 2005. Until his election to the Board, Mr. van den Hoek was a member of the Company’s Technical Advisory Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 13, 2011. On March 16, 2011, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 174,384,675 shares of the Company’s common stock, par value $0.001 per share, were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 160,059,895 shares of common stock was represented in person or by proxy at the Annual Meeting, representing 91.78% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders did the following:

•	Elected eight directors to serve for the ensuing year and until their successors are elected

•	Ratified the audit committee’s selection of our independent auditors for 2011

•	Approved the amendment of the 1994 Stock Plan for additional shares

•	Approved, in an advisory vote, compensation for our named executive officers; and

•	Recommended, in an advisory vote, that future votes on compensation of our named executive officers occur each year.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

a. Election of Directors

	For	Withheld
T.J. Rodgers	125,321,892	3,648,785
W. Steve Albrecht	127,512,214	1,458,463
Eric A. Benhamou	124,135,365	4,835,312
Lloyd Carney	127,515,984	1,454,693
James R. Long	124,186,790	4,783,887
J. Daniel McCranie	127,534,472	1,436,205
J. Donald Sherman	127,508,944	1,461,733
Wilbert van den Hoek	128,648,981	321,696

b. The vote on the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent auditors for 2011 was:

For	Against	Abstain	Broker Non-Votes
152,567,123	7,363,210	129,562	0

c. The vote on the approval of the amendment of the 1994 Stock Plan to approve additional shares was:

For	Against	Abstain	Broker Non-Votes
82,470,935	46,356,009	143,733	31,089,218

d. The vote on the advisory proposal to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
122,769,140	5,573,522	628,015	31,089,218

e. The vote on the advisory proposal on the frequency of future votes on the compensation of our named executive officers was:

1 year	2 years	3 years	Abstain
114,406,711	464,739	13,205,895	893,332

The vote on this proposal is consistent with our Board of Directors’ determination that we will hold annual advisory votes on our executive compensation until the next vote on the frequency of stockholder votes on the compensation of our named executive officers.

Item 7.01 Regulation FD Disclosure

On May 12, 2011, the Company issued a press release announcing that the Board of Directors has declared a dividend payment of $0.09 per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release Dated May 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 13, 2011	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated May 12, 2011